                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 19, 2007
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                              THE LGL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

          Indiana                     1-106                   38-1799862
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      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)

    140 Greenwich Avenue, 4th Floor, Greenwich, CT               06830
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

 |_|  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

 |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

 |_|  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
      Exchange Act (17 CFR 240.14d-2(b))

 |_|  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Effective on May 31, 2007, Lynch Systems, Inc. ("Lynch Systems"), a wholly owned  subsidiary  of the  Registrant,  entered into a second  amendment to that certain asset purchase  agreement dated May 17, 2007 (the "Purchase  Agreement")
by  and  between  Lynch   Systems  and  Olivotto   Glass   Technologies   S.p.A.
("Olivotto").  The  second  amendment,  among  other  things,  excluded  certain additional  accounts  receivable from the assets being sold by Lynch Systems and modified  the  valuation  of certain  items of  inventory.  A copy of the second amendment is attached hereto as Exhibit 10.1.

      The  terms of the  Purchase  Agreement  were  previously  reported  in the
Company's  Current  Report on Form 8-K filed with the  Securities  and  Exchange
Commission  on May 21,  2007 and in the  press  release  filed as  Exhibit  99.1 thereto.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      In accordance with the Purchase  Agreement,  as amended, on June 19, 2007,
Lynch Systems completed the sale of certain of its assets to Lynch Technologies,
LLC (the "Buyer"),  the assignee of Olivotto's  rights and obligations under the
Purchase Agreement.

      The assets sold under the Purchase Agreement, as amended, included certain accounts receivable,  inventory, machinery and equipment. The Buyer also assumed certain  liabilities  of Lynch Systems,  including  accounts  payable,  customer
deposits  and  accrued  warranties.   After  deduction  of  the  amount  of  the
liabilities  assumed  ($601,145) from the value of the assets sold ($1,572,960),
Lynch  Systems  was due a net cash  payment in the amount of  $971,815.  Of such amount,  $721,815 was paid upon closing and the balance is payable approximately
90 days after closing,  assuming  collection of certain  accounts  receivable of
Lynch  Systems.  The assets  retained  by Lynch  Systems  comprise  the land and building used in its  operations  and accounts  receivable  and inventory with a book value in excess of $600,000.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)   Pro Forma Financial Information

      The unaudited pro forma consolidated condensed statement of income for the year ended December 31, 2004 is attached hereto as Exhibit 99.1.

      The unaudited pro forma consolidated condensed statement of income for the year ended December 31, 2005 is attached hereto as Exhibit 99.2.

      The unaudited pro forma consolidated condensed statement of income for the year ended December 31, 2006 is attached hereto as Exhibit 99.3.

      The unaudited pro forma consolidated condensed statement of income for the three months ended March 31, 2007 is attached hereto as Exhibit 99.4.

      The unaudited  consolidated balance sheet as at March 31, 2007 is attached hereto as Exhibit 99.5.

(d)   Exhibits

      Exhibit No.       Exhibits
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      10.1              Second  Amendment to Asset Purchase  Agreement dated May
                        31, 2007 by and between Lynch Systems, Inc. and Olivotto
                        Glass Technologies, S.p.A.

      99.1              Unaudited Pro Forma Consolidated Statement of Income for
                        the year ended December 31, 2004.

      99.2              Unaudited Pro Forma Consolidated Statement of Income for
                        the year ended December 31, 2005.

      99.3              Unaudited Pro Forma Consolidated Statement of Income for
                        the year ended December 31, 2006.

      99.4              Unaudited Pro Forma Consolidated Statement of Income for
                        the three months ended March 31, 2007.

      99.5              Unaudtied  Consolidated  Balance  Sheet as at March  31,
                        2007.

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                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

June 25, 2007

                                    THE LGL GROUP, INC.

                                    By:  /s/ Jeremiah Healy
                                         --------------------------------------
                                         Name: Jeremiah Healy
                                         Title: Chief Executive Officer

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